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                                   EXHIBIT 21

                         Subsidiaries of the Registrant







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                         CNL RETIREMENT PROPERTIES, INC.
                                AND SUBSIDIARIES

                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

The following is a list of the subsidiaries of the registrant and the state of incorporation for each:

             NAME OF SUBSIDIARY                                           STATE OF INCORPORATION
             ------------------                                           ----------------------
CNL Retirement Properties, Inc.                                                    Maryland
CNL Retirement Partners, LP                                                        Delaware
Annapolis Assisted Living, LLC                                                     Maryland
CNL Retirement AM / Colorado LP                                                    Delaware
CNL Retirement AM / Florida LP                                                     Delaware
CNL Retirement AM / Illinois LP                                                    Delaware
CNL Retirement AM / Tennessee LP                                                   Delaware
CNL Retirement AM / Texas LP                                                       Delaware
CNL Retirement Camarillo CA, LP                                                    Delaware
CNL Retirement CH1 Saddle River GP, LLC                                            Delaware
CNL Retirement CH1 Saddle River, LP                                                Delaware
CNL Retirement Clayton OH, LP                                                      Delaware
CNL Retirement Dartmouth MA, LP                                                    Delaware
CNL Retirement DSL1 Alabama, LP                                                    Delaware
CNL Retirement DSL1 GP, LLC                                                        Delaware
CNL Retirement Eden1 Florida GP, LLC                                               Delaware
CNL Retirement Eden1 Gainesville FL, LLLP                                          Delaware
CNL Retirement Eden1 Jacksonville FL, LLLP                                         Delaware
CNL Retirement Eden1 Tallahassee FL, LLLP                                          Delaware
CNL Retirement Eden2 A Pack GP, LLC                                                Delaware
CNL Retirement Eden2 A Pack, LP                                                    Delaware
CNL Retirement Eden2 B Pack GP, LLC                                                Delaware
CNL Retirement Eden2 B Pack, LP                                                    Delaware
CNL Retirement Eden2 Georgia GP, LLC                                               Delaware
CNL Retirement Eden2 Georgia, LP                                                   Delaware
CNL Retirement Eden2 GP, LLC                                                       Delaware
CNL Retirement Eden2, LP                                                           Delaware
CNL Retirement Eden2 North Carolina GP, LLC                                        Delaware
CNL Retirement Eden2 North Carolina, LP                                            Delaware
CNL Retirement ER1 GP, LLC                                                         Delaware
CNL Retirement ER1, LP                                                             Delaware
CNL Retirement ER2 GP, LLC                                                         Delaware
CNL Retirement ER2, LP                                                             Delaware
CNL Retirement ER3 GP, LLC                                                         Delaware
CNL Retirement ER3, LP                                                             Delaware
CNL Retirement ER4 GP, LLC                                                         Delaware
CNL Retirement ER4, LP                                                             Delaware
CNL Retirement GP / Colorado Corp.                                                 Delaware
CNL Retirement GP Corp.                                                            Delaware
CNL Retirement GP / Florida Corp.                                                  Delaware
CNL Retirement GP / Holding Corp.                                                  Delaware
CNL Retirement GP / Illinois Corp.                                                 Delaware
CNL Retirement GP National Corp.                                                   Delaware
CNL Retirement GP / Tennessee Corp.                                                Delaware
CNL Retirement GP / Texas Corp.                                                    Delaware
CNL Retirement GT1 GP, LLC                                                         Delaware
CNL Retirement GT1 Illinois, LP                                                    Delaware
CNL Retirement GT1 Indiana, LP                                                     Delaware
CNL Retirement HB2 A Pack GP, LLC                                                  Delaware

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
             NAME OF SUBSIDIARY                                           STATE OF INCORPORATION
             ------------------                                           ----------------------
CNL Retirement HB2 A Pack, LP                                                      Delaware
CNL Retirement HB2 Boynton Beach A FL GP, LLC                                      Delaware
CNL Retirement HB2 Boynton Beach A FL, LP                                          Delaware
CNL Retirement HB2 Boynton Beach B FL GP, LLC                                      Delaware
CNL Retirement HB2 Boynton Beach B FL, LP                                          Delaware
CNL Retirement HB2 California GP, LLC                                              Delaware
CNL Retirement HB2 California, LP                                                  Delaware
CNL Retirement HB2 Cumberland RI GP, LLC                                           Delaware
CNL Retirement HB2 Cumberland RI, LP                                               Delaware
CNL Retirement HB2 Dallas TX GP, LLC                                               Delaware
CNL Retirement HB2 Dallas TX, LP                                                   Delaware
CNL Retirement HB2 GP, LLC                                                         Delaware
CNL Retirement HB2 Hoover AL GP, LLC                                               Delaware
CNL Retirement HB2 Hoover AL, LP                                                   Delaware
CNL Retirement HB2 Largo FL GP, LLC                                                Delaware
CNL Retirement HB2 Largo FL, LP                                                    Delaware
CNL Retirement HB2, LP                                                             Delaware
CNL Retirement HB2 Niles IL GP, LLC                                                Delaware
CNL Retirement HB2 Niles IL, LP                                                    Delaware
CNL Retirement HB2 Palm Beach Gardens FL GP, LLC                                   Delaware
CNL Retirement HB2 Palm Beach Gardens FL, LP                                       Delaware
CNL Retirement HB2 Sarasota FL GP, LLC                                             Delaware
CNL Retirement HB2 Sarasota FL, LP                                                 Delaware
CNL Retirement HB2 Smithfield RI GP, LLC                                           Delaware
CNL Retirement HB2 Smithfield RI, LP                                               Delaware
CNL Retirement HB2 South Kingstown RI GP, LLC                                      Delaware
CNL Retirement HB2 South Kingstown RI, LP                                          Delaware
CNL Retirement HB2 Sun City AZ GP, LLC                                             Delaware
CNL Retirement HB2 Sun City AZ, LP                                                 Delaware
CNL Retirement HB2 Tiverton RI GP, LLC                                             Delaware
CNL Retirement HB2 Tiverton RI, LP                                                 Delaware
CNL Retirement HB2 West Palm Beach FL GP, LLC                                      Delaware
CNL Retirement HB2 West Palm Beach FL, LP                                          Delaware
CNL Retirement Laguna Creek CA, LP                                                 Delaware
CNL Retirement LP Corp.                                                            Delaware
CNL Retirement MA1 GP, LLC                                                         Delaware
CNL Retirement MA1, LP                                                             Delaware
CNL Retirement MA2 Arkansas, LP                                                    Delaware
CNL Retirement MA2 California, LP                                                  Delaware
CNL Retirement MA2 GP Holding, LLC                                                 Delaware
CNL Retirement MA2 Illinois, LP                                                    Delaware
CNL Retirement MA2, LP                                                             Delaware
CNL Retirement MA2 Massachusetts, LP                                               Delaware
CNL Retirement MA2 Ohio, LP                                                        Delaware
CNL Retirement MA2 Oklahoma, LP                                                    Delaware
CNL Retirement MA2 Utah, LP                                                        Delaware
CNL Retirement MA3 A Pack GP, LLC                                                  Delaware
CNL Retirement MA3 A Pack, LP                                                      Delaware
CNL Retirement MA3 California, LP                                                  Delaware
CNL Retirement MA3 Georgia, LP                                                     Delaware
CNL Retirement MA3 GP Holding, LLC                                                 Delaware
CNL Retirement MA3 Kentucky, LP                                                    Delaware
CNL Retirement MA3, LP                                                             Delaware
CNL Retirement MA3 Oklahoma, LP                                                    Delaware
CNL Retirement MA3 Pennsylvania, LP                                                Delaware
CNL Retirement MA3 South Carolina, LP                                              Delaware
CNL Retirement MA3 Virginia, LP                                                    Delaware
CNL Retirement MA3 Washington, LP                                                  Delaware
CNL Retirement MA4 Cleveland OH, LP                                                Delaware

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
             NAME OF SUBSIDIARY                                           STATE OF INCORPORATION
             ------------------                                           ----------------------
CNL Retirement MA4 Columbia MD, LP                                                 Delaware
CNL Retirement MA4 Dayton OH, LP                                                   Delaware
CNL Retirement MA4 Dunwoody GA, LP                                                 Delaware
CNL Retirement MA4 Florham Park NJ, LP                                             Delaware
CNL Retirement MA4 GP Cleveland OH, LLC                                            Delaware
CNL Retirement MA4 GP Columbia MD, LLC                                             Delaware
CNL Retirement MA4 GP Dayton OH, LLC                                               Delaware
CNL Retirement MA4 GP Dunwoody GA, LLC                                             Delaware
CNL Retirement MA4 GP Florham Park NJ, LLC                                         Delaware
CNL Retirement MA4 GP Florida Holding, LLC                                         Delaware
CNL Retirement MA4 GP Greensboro NC, LLC                                           Delaware
CNL Retirement MA4 GP Kansas City KS, LLC                                          Delaware
CNL Retirement MA4 GP, LLC                                                         Delaware
CNL Retirement MA4 GP Northville MI, LLC                                           Delaware
CNL Retirement MA4 GP Omaha NE, LLC                                                Delaware
CNL Retirement MA4 GP Rockville MD, LLC                                            Delaware
CNL Retirement MA4 GP St. Charles IL, LLC                                          Delaware
CNL Retirement MA4 GP West Orange NJ, LLC                                          Delaware
CNL Retirement MA4 GP Wheaton IL, LLC                                              Delaware
CNL Retirement MA4 Greensboro NC, LP                                               Delaware
CNL Retirement MA4 Kansas City KS, LP                                              Delaware
CNL Retirement MA4, LP                                                             Delaware
CNL Retirement MA4 Northville MI, LP                                               Delaware
CNL Retirement MA4 Omaha NE, LP                                                    Delaware
CNL Retirement MA4 Rockville MD, LP                                                Delaware
CNL Retirement MA4 St. Charles IL, LP                                              Delaware
CNL Retirement MA4 Tampa FL, LP                                                    Delaware
CNL Retirement MA4 West Orange NJ, LP                                              Delaware
CNL Retirement MA4 Wheaton IL, LP                                                  Delaware
CNL Retirement Maitland FL GP, LLC                                                 Delaware
CNL Retirement Maitland FL, LP                                                     Delaware
CNL Retirement MC1 GP, LLC                                                         Delaware
CNL Retirement MC1 Georgia, LP                                                     Delaware
CNL Retirement PC1 Buckhead GA, LP                                                 Delaware
CNL Retirement PC1 Brentwood TN, LP                                                Delaware
CNL Retirement PC1 Friendship Heights MD, LP                                       Delaware
CNL Retirement PC1 GP Holding, LLC                                                 Delaware
CNL Retirement PC1 GP, LLC                                                         Delaware
CNL Retirement PC1 GP Naples FL, LLC                                               Delaware
CNL Retirement PC1 GP Venice FL, LLC                                               Delaware
CNL Retirement PC1, LP                                                             Delaware
CNL Retirement PC1 Naples FL, LP                                                   Delaware
CNL Retirement PC1 New Jersey, LP                                                  Delaware
CNL Retirement PC1 North Carolina, LP                                              Delaware
CNL Retirement PC1 Stamford CT, LP                                                 Delaware
CNL Retirement PC1 Venice FL, LP                                                   Delaware
CNL Retirement PC2, LLC                                                            Delaware
CNL Retirement RP1-VB, LLC                                                         Delaware
CNL Retirement SLB Florida, LP                                                     Delaware
CNL Retirement SLB GP, LLC                                                         Delaware
CNL Retirement ST1 Colorado GP, LLC                                                Delaware
CNL Retirement ST1 Colorado, LP                                                    Delaware
CNL Retirement SU TRS Corp.                                                        Delaware
CNL Retirement Sun1 Beverly Hills CA GP, LLC                                       Delaware
CNL Retirement Sun1 Beverly Hills CA, LP                                           Delaware
CNL Retirement Sun1 Cresskill NJ GP, LLC                                           Delaware
CNL Retirement Sun1 Cresskill NJ, LP                                               Delaware
CNL Retirement Sun1 Edmonds WA GP, LLC                                             Delaware
CNL Retirement Sun1 Edmonds WA, LP                                                 Delaware

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
             NAME OF SUBSIDIARY                                           STATE OF INCORPORATION
             ------------------                                           ----------------------
CNL Retirement Sun1 GP, LLC                                                        Delaware
CNL Retirement Sun1 Lilburn GA GP, LLC                                             Delaware
CNL Retirement Sun1 Lilburn GA, LP                                                 Delaware
CNL Retirement Sun1, LP                                                            Delaware
CNL Retirement Sun1 Madison NJ GP, LLC                                             Delaware
CNL Retirement Sun1 Madison NJ, LP                                                 Delaware
CNL Retirement Towson MD, LP                                                       Delaware
CNL Retirement TRS Corp.                                                           Delaware
CNL Retirement Westgate1 Auburn Hills MI, LP                                       Delaware
CNL Retirement Westgate1 Michigan GP, LLC                                          Delaware
CNL Retirement Westgate1 Sterling Heights MI, LP                                   Delaware
CNL Retirement MOP, LP                                                             Delaware
CNL Retirement MOP GP, LLC                                                         Delaware
CNL Retirement MOP MOP A Pack GP, LLC                                              Delaware
CNL Retirement MOP Encino CA GP, LLC                                               Delaware
CNL Retirement MOP Denver CO GP, LLC                                               Delaware
CNL Retirement MOP 1411 Aurora CO GP, LLC                                          Delaware
CNL Retirement MOP 1421 Aurora CO GP, LLC                                          Delaware
CNL Retirement MOP Columbia MD GP, LLC                                             Delaware
CNL Retirement MOP B Pack GP, LLC                                                  Delaware
CNL Retirement MOP Encino CA, LP                                                   Delaware
CNL Retirement MOP Denver CO, LP                                                   Delaware
CNL Retirement MOP 1411 Aurora CO, LP                                              Delaware
CNL Retirement MOP 1421 Aurora CO, LP                                              Delaware
CNL Retirement MOP Largo FL, LP                                                    Delaware
CNL Retirement MOP Clearwater FL, LP                                               Delaware
CNL Retirement MOP 1110 Irving TX, LP                                              Delaware
CNL Retirement MOP 7200 Irving TX, LP                                              Delaware
CNL Retirement MOP 4204 Durham NC, LP                                              Delaware
CNL Retirement MOP 4228 Durham NC, LP                                              Delaware
CNL Retirement MOP 4233 Durham NC, LP                                              Delaware
CNL Retirement MOP 4323 Durham NC, LP                                              Delaware
CNL Retirement MOP Tampa FL, LP                                                    Delaware
CNL Retirement MOP Fairfax VA, LP                                                  Delaware
CNL Retirement MOP Sherman Oaks CA, LP                                             Delaware
CNL Retirement MOP Valencia CA, LP                                                 Delaware
CNL Retirement MOP Columbia MD, LP                                                 Delaware
CNL Retirement MOP Chesapeake VA, LP                                               Delaware
CNL Retirement MOP Rockville MD, LP                                                Delaware
CNL Retirement MOP Plano TX, LP                                                    Delaware
CNL Retirement MOP Houston TX, LP                                                  Delaware
CNL Retirement MOP Corpus Christi TX, LP                                           Delaware
CNL Retirement ER5 GP, LLC                                                         Delaware
CNL Retirement ER5, LP                                                             Delaware
DSTS, LLC                                                                          Florida
Pikesville Assisted Living, LLC                                                    Maryland